Exhibit 10.1

NAME OF SUBSCRIBER:

SYNERGY PHARMACEUTICALS, INC.

SUBSCRIPTION AGREEMENT

SECTION 1.

1.1                                 Subscription.  The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the amount of shares of common stock, par value $0.0001 (the “Shares”) of Synergy Pharmaceuticals, Inc., a Florida corporation (the “Company”), indicated on page 6 hereof, on the terms and conditions described herein.

1.2                                 Purchase of Shares.

The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares, if any, shall be $3.50 per Share.  Payment for the Shares shall be made by wire transfer in accordance with the instructions of the Company, together with an executed copy of this Agreement, the Escrow Agreement and any other required documents (the “Transaction Documents”).

SECTION 2.

2.1                                 Acceptance or Rejection.

(a)                                  The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Shares in whole or part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned’s subscription.

(b)                                 The undersigned understands and agrees that subscriptions may be revoked provided that written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Company at least two business days prior to the Closing.

(c)                                  In the event (i) of rejection of this subscription, (ii) of revocation by the undersigned pursuant to Section 2.1(b), or (iii) the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted in accordance with clause 1.2 by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.

2.2                                 Closing: The closing (the “Closing”) of the purchase and sale of any of the Shares, following the acceptance by the Company of the undersigned’s subscription, as evidenced by the Company’s execution of this Subscription Agreement, shall take place at the principal offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, or

such other place as determined by the Company, on such date as is determined by the Company.  Subsequent Closings, if any, will be held at the offices of Sichenzia Ross Friedman Ference LLP at such times as are determined by the Company.  At the Closing of the purchase and sale of the Shares subscribed to by the undersigned, the Company shall prepare for delivery to the undersigned the certificates for the securities to be issued and sold to the undersigned, duly registered in the undersigned’s name against payment in full by the undersigned in accordance with clause 1.2.

2.3                                 Deliveries.

(a)                                  On or prior to the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)                                     this Agreement duly executed by the Company;

(ii)                                  a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver via the Depository Trust Company Deposit Withdrawal Agent Commission System (“DWAC”) Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(iii)                               the Escrow Agreement duly executed by the Company; and

(iv)                              the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)                                 On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)                                     this Agreement duly executed by such Purchaser;

(ii)                                  the Escrow Agreement duly executed by such Purchaser; and

(iii)                               such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

SECTION 3.

3.1                                 Investor Representations and Warranties.

The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)                                  The undersigned is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the undersigned of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the undersigned.  Each Transaction Document to which it is a party has been duly executed by the undersigned, and when delivered by the undersigned in accordance with the terms hereof, will constitute the valid and legally binding obligation of the undersigned, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)                                 At the time the undersigned was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.  The undersigned is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(c)                                  The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  The undersigned is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(m)                               The foregoing representations, warranties and agreements shall survive the Closing.

3.2                                 Company Representations And Warranties.

The Company hereby acknowledges, represents and warrants to, and agrees with each Investor (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing) as follows:

(a)                                  The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Florida.  The Company has full corporate power and authority to enter into this Agreement and this Agreement, has been duly and validly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)                                 The execution and delivery by the Company of, and the performance by the Company of its obligations hereunder in accordance with its terms will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with its terms.

(c)                                  All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive or similar rights.    The Shares have been duly authorized and, when issued and delivered as provided by this Agreement, will be validly issued and fully paid and non-assessable, and the Shares are not subject to any preemptive or similar rights.

(d)                                 The Company is not in violation of its charter or bylaws and is not in material default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, except such as have been waived or which would not have, singly or in the aggregate, prevent the Company from discharging its obligations under this Agreement.

(e)                                  The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement will not contravene any provision of law known by the Company to be applicable to it, or the charter documents of, the Company or any subsidiary of the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with its terms.

(f)                                    There is no material litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the property or the business of the Company, or, to the best knowledge of the Company which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company, taken as a whole.

(g)                                 The foregoing representations, warranties and agreements shall survive the Closing.

SECTION 4.

4.1                                 Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.2                                 Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

4.3                                 Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

4.4                                 Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the  benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

4.5                                 Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.6                                 Assignability.  This Agreement is not transferable or assignable by the undersigned.

4.7                                 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SYNERGY PHARMACEUTICALS, INC.			Address for Notice:

420 Lexington Avenue, Suite 1609
New York, NY 10170 Attn: CEO

By:			Fax: 212-297-0019
	Name:	Gary Jacob
	Title:	CEO
With a copy to (which shall not constitute notice):

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address and Contact Number for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $

Shares:

EIN Number (if applicable):

Broker Name:

DTC Participant Number: